Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

June 30, 2010

OneBeacon Insurance Group, Ltd.

Addresses:

601 Carlson Parkway, Minnetonka, MN 55305 (Executive Office)

1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Rating	A	A-	A	A2
Outlook	Stable	Stable	Stable	Negative

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - ii
Safe Harbor Statement	iii

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income	2
Consolidating Statements of Operations
For Six Months Ended June 30, 2009 and 2010	3
For Three Months Ended June 30, 2009 and 2010	4
Comprehensive Net Income, Net Income and Operating Income (Loss)	5
Consolidated Balance Sheets	6
Computation of Return on Equity Measures	7
Book Value Per Share	8
Capital Structure	9
Interest Coverage	10

Insurance Operations
Pre-Tax Results from Operations	11
Underwriting Results	12
Underwriting Results by Unit
For Six Months Ended June 30, 2010	13
For Three Months Ended June 30, 2010	14
Specialty Lines
Underwriting Results	15
Premiums	16
Personal Lines
Underwriting Results	17
Premiums	18
Run-off
Underwriting Results	19
Loss and LAE Reserve Summary	20

Other Operations
Pre-Tax Results from Operations	21

Investments
Consolidated - Investment Results Pre-Tax	22
Consolidated - Investment Returns	23
Consolidated - Composition of Invested Assets	24

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•       Consolidated results include Insurance Operations and Other Operations. The Insurance Operations segment includes the underwriting results of Specialty and Personal Lines and results from run-off. On December 3, 2009, OneBeacon sold the renewal rights to its non-specialty Commercial Lines business to The Hanover Insurance Group. The agreement included small-commercial accounts and non-specialty middle-market business beginning with January 1, 2010 effective dates. As a result of this transaction, Specialty Lines financial results include Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine segmented commercial businesses. The non-specialty commercial business subject to the renewal rights agreement is presented within Run-off results, along with other run-off business. Prior periods have been reclassified to conform to current presentation. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•       The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•        NM - Not meaningful

Non-GAAP Financial Measures

•       This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.

•        Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s common shareholders.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s common shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 5.

•        Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the Company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income (loss) attributable to OneBeacon’s common shareholders per share is the most directly comparable GAAP measure.  As described above, the reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 5. The calculation of operating income (loss) per share is also included on page 5.

i

•       Adjusted OneBeacon’s common shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding the impact of net unrealized investment gains and losses recognized during the respective periods and accumulated other comprehensive income or loss and changes in other comprehensive income or loss (OCI/L), collectively AOCI/L, from OneBeacon’s common shareholders’ equity.  For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and other comprehensive income and loss items when analyzing certain performance measures.  The reconciliation of OneBeacon’s common shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s common shareholders’ equity excluding the change in net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 7.

•       Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 12, 13, 14, 15, 17 and 19.

•       Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains and losses as well as interest expense on debt from pre-tax income.  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of pre-tax income to pre-tax operating income before interest expense on debt is included on page 10.

•       Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page 10.

ii

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

iii

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change
Highlights

Comprehensive net income (see p.5)	$134.4	$108.8	$83.7	$0.2	$8.6	-93.6%	$168.3	$8.8	-94.8%
Net income (see p.5)	128.2	108.6	72.4	—	8.6	-93.3%	161.0	8.6	-94.7%
Operating income (loss) (see p.5)	45.4	32.2	66.2	(27.6)	18.0	-60.4%	82.0	(9.6)	-111.7%

										As of	As of
Per Share Amounts										Dec 31, 2009	Jun 30, 2010	% Change

Book value per share (see p.8)										$15.03	$14.71	-2.1%
Book value per share, including dividends (see p.8) [1]											$15.13	0.7%	[1]
Common shares outstanding										95.1	94.7	-0.4%
Operating income (loss) per share (basic & diluted) (see p.5)	$0.48	$0.34	$0.70	$(0.29)	$0.19	-60.4%	$0.86	$(0.10)	-111.7%
Weighted average common shares outstanding (basic & diluted)	95.1	95.1	95.1	95.1	95.0	-0.1%	95.1	95.1	0.0%

Financial Ratios						Point Change			Point Change

GAAP ratios (Insurance Operations):
Loss and LAE ratio	56.2%	60.5%	53.2%	73.6%	61.1%	(4.9)	57.6%	67.6%	(10.0)
Expense ratio	37.0%	36.7%	40.4%	38.8%	35.9%	1.1	35.8%	37.3%	(1.5)
Combined ratio	93.2%	97.2%	93.6%	112.4%	97.0%	(3.8)	93.4%	104.9%	(11.5)

										As of	As of
Balance Sheet										Dec 31, 2009	Jun 30, 2010	Change
Total investments										$4,042.8	$3,328.6	-17.7%
Total OneBeacon’s common shareholders’ equity										$1,429.0	$1,392.9	-2.5%

Ratio of debt to total capital (see p.9)										30.3%	23.1%	7.2	pts

[1] Includes dividends of $0.42 per common share (a quarterly dividend of $0.21 per share).

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change
Earned premiums	$490.2	$492.8	$488.7	$453.2	$428.3	-13%	$978.0	$881.5	-10%
Net investment income	36.1	34.4	33.1	28.3	25.0	-31%	58.0	53.3	-8%
Net realized and unrealized investment gains (losses)	127.4	117.6	9.5	42.4	(14.4)	-111%	121.5	28.0	-77%
Net other revenues (expenses)	1.1	5.7	28.5	6.5	(2.3)	NM	10.5	4.2	-60%
Total revenues	654.8	650.5	559.8	530.4	436.6	-33%	1,168.0	967.0	-17%

Loss and LAE	275.7	298.2	260.0	333.7	261.9	-5%	563.7	595.6	6%
Policy acquisition expenses	97.0	101.4	104.0	101.4	95.2	-2%	192.9	196.6	2%
Other underwriting expenses	84.3	79.4	93.6	74.2	58.5	-31%	157.0	132.7	-15%
General and administrative expenses	6.5	6.9	7.2	7.7	6.8	5%	12.0	14.5	21%
Accretion of fair value adjustment to loss and LAE reserves	1.3	1.4	1.3	—	—	-100%	2.7	—	-100%
Interest expense on debt	10.1	9.1	9.6	9.1	7.9	-22%	21.0	17.0	-19%
Total expenses	474.9	496.4	475.7	526.1	430.3	-9%	949.3	956.4	1%

Pre-tax income	179.9	154.1	84.1	4.3	6.3	-96%	218.7	10.6	-95%
Income tax (expense) benefit	(51.0)	(44.8)	(11.5)	(4.0)	2.8	-105%	(56.5)	(1.2)	-98%

Net income including noncontrolling interests	128.9	109.3	72.6	0.3	9.1	-93%	162.2	9.4	-94%
Less: Net income attributable to noncontrolling interests	(0.7)	(0.7)	(0.2)	(0.3)	(0.5)	-29%	(1.2)	(0.8)	-33%

Net income attributable to OneBeacon’s common shareholders	128.2	108.6	72.4	—	8.6	-93%	161.0	8.6	-95%
Other comprehensive income	6.2	0.2	11.3	0.2	—	-100%	7.3	0.2	-97%

Comprehensive net income attributable to OneBeacon’s common shareholders	$134.4	$108.8	$83.7	$0.2	$8.6	-94%	$168.3	$8.8	-95%

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Six Months Ended June 30, 2009 and 2010

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2009	2010	2009	2010	2009	2010

Earned premiums	$978.0	$881.5	$—	$—	$978.0	$881.5
Net investment income (expense)	57.9	54.6	0.1	(1.3)	58.0	53.3
Net realized and unrealized investment gains (losses)	121.4	29.6	0.1	(1.6)	121.5	28.0
Net other revenues (expenses)	7.0	15.8	3.5	(11.6)	10.5	4.2
Total revenues	1,164.3	981.5	3.7	(14.5)	1,168.0	967.0

Loss and LAE	563.7	595.6	—	—	563.7	595.6
Policy acquisition expenses	192.9	196.6	—	—	192.9	196.6
Other underwriting expenses	157.0	132.7	—	—	157.0	132.7
General and administrative expenses	8.6	9.4	3.4	5.1	12.0	14.5
Accretion of fair value adjustment to loss and LAE reserves	—	—	2.7	—	2.7	—
Interest expense on debt	1.2	0.1	19.8	16.9	21.0	17.0
Total expenses	923.4	934.4	25.9	22.0	949.3	956.4

Pre-tax income (loss)	$240.9	$47.1	$(22.2)	$(36.5)	$218.7	$10.6

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended June 30, 2009 and 2010

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2009	2010	2009	2010	2009	2010

Earned premiums	$490.2	$428.3	$—	$—	$490.2	$428.3
Net investment income (expense)	36.3	25.6	(0.2)	(0.6)	36.1	25.0
Net realized and unrealized investment gains (losses)	127.3	(13.8)	0.1	(0.6)	127.4	(14.4)
Net other revenues (expenses)	(0.3)	8.4	1.4	(10.7)	1.1	(2.3)
Total revenues	653.5	448.5	1.3	(11.9)	654.8	436.6

Loss and LAE	275.7	261.9	—	—	275.7	261.9
Policy acquisition expenses	97.0	95.2	—	—	97.0	95.2
Other underwriting expenses	84.3	58.5	—	—	84.3	58.5
General and administrative expenses	4.6	4.7	1.9	2.1	6.5	6.8
Accretion of fair value adjustment to loss and LAE reserves	—	—	1.3	—	1.3	—
Interest expense on debt	0.4	—	9.7	7.9	10.1	7.9
Total expenses	462.0	420.3	12.9	10.0	474.9	430.3

Pre-tax income (loss)	$191.5	$28.2	$(11.6)	$(21.9)	$179.9	$6.3

OneBeacon Insurance Group, Ltd.

Comprehensive Net Income, Net Income and Operating Income (Loss)

(in millions, except per share amounts)

								Twelve
	Three Months Ended					Six Months Ended		Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,		Jun 30,
	2009	2009	2009	2010	2010	2009	2010	2010

Comprehensive net income attributable to OneBeacon’s common shareholders	$134.4	$108.8	$83.7	$0.2	$8.6	$168.3	$8.8	$201.3

Net income attributable to OneBeacon’s common shareholders	$128.2	$108.6	$72.4	$—	$8.6	$161.0	$8.6	$189.6

Weighted average common shares outstanding	95.1	95.1	95.1	95.1	95.0	95.1	95.1	95.1

Net income attributable to OneBeacon’s common shareholders per share	$1.35	$1.14	$0.76	$—	$0.09	$1.69	$0.09	$1.99

Net income attributable to OneBeacon’s common shareholders	$128.2	$108.6	$72.4	$—	$8.6	$161.0	$8.6	$189.6
Less:
Net realized and unrealized investment gains and losses	(127.4)	(117.6)	(9.5)	(42.4)	14.4	(121.5)	(28.0)	(155.1)
Tax effect on net realized and unrealized investment gains and losses	44.6	41.2	3.3	14.8	(5.0)	42.5	9.8	54.3
Operating income (loss)	$45.4	$32.2	$66.2	$(27.6)	$18.0	$82.0	$(9.6)	$88.8

Weighted average common shares outstanding	95.1	95.1	95.1	95.1	95.0	95.1	95.1	95.1

Operating income (loss) per share	$0.48	$0.34	$0.70	$(0.29)	$0.19	$0.86	$(0.10)	$0.94

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2009 and June 30, 2010

($ in millions)

	As of
	Dec 31, 2009	Jun 30, 2010	% Change
Assets
Investment securities
Fixed maturity investments	$2,994.3	$2,174.8	-27%
Short-term investments (includes $105.9 held in escrow as of June 30, 2010)	544.4	606.1	11%
Common equity securities	187.6	235.2	25%
Convertible bonds	170.2	133.4	-22%
Other investments	146.3	179.1	22%
Total investments	4,042.8	3,328.6	-18%

Cash	44.8	48.0	7%
Reinsurance recoverable on paid and unpaid losses	2,208.8	2,119.9	-4%
Premiums receivable	469.1	376.0	-20%
Deferred acquisition costs	215.0	131.2	-39%
Ceded unearned premiums	49.9	144.2	189%
Investment income accrued	29.4	19.8	-33%
Other assets	472.2	445.3	-6%
Assets held for sale [1]	—	655.6	100%
Total assets	$7,532.0	$7,268.6	-3%

Liabilities
Loss and LAE reserves	$3,934.8	$3,609.2	-8%
Unearned premiums	1,018.3	743.4	-27%
Debt	620.5	419.5	-32%
Ceded reinsurance payable	24.7	154.6	NM
Other liabilities	485.6	427.6	-12%
Liabilities held for sale [1]	—	502.3	100%
Total liabilities	6,083.9	5,856.6	-4%

OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,009.7	1,004.7	0%
Retained earnings	425.5	394.2	-7%
Accumulated other comprehensive loss, after tax:
Net unrealized foreign currency translation losses	(0.7)	(0.7)	0%
Other comprehensive income and loss items	(5.5)	(5.3)	-4%
Total OneBeacon’s common shareholders’ equity	1,429.0	1,392.9	-3%
Total noncontrolling interests	19.1	19.1	0%
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,448.1	1,412.0	-2%

Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$7,532.0	$7,268.6	-3%

[1]   In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the Personal Lines Transaction are required to be presented separately in the June 30, 2010 consolidated balance sheet. Assets and liabilities reclassified as “held for sale” exclude the personal lines business not directly written by companies included in the sale that will be reinsured pursuant to the Personal Lines Transaction.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

				Twelve Months
				Ended
				Jun 30, 2010
Numerator:
[A]	Comprehensive net income attributable to OneBeacon’s common shareholders (see p. 5)			$201.3

[B]	Operating income (see p. 5)			$88.8

		As of	As of
		Jun 30, 2009	Jun 30, 2010	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,284.4	$1,392.9	$1,338.7

	Less:
	AOCI at January 1, 2008	(181.1)	(181.1)
	Change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, after tax [1]	314.6	120.9
	Change in net unrealized investment gains and losses during the period [2]	(186.4)	11.2
	Tax effect on change in net unrealized investment gains and losses during the period	65.2	(3.9)
	Change in OCI/L during the period, after tax	(7.3)	(0.2)

[D]	Adjusted OneBeacon’s common shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L	$1,289.4	$1,339.8	$1,314.6

Returns:
	Comprehensive return on average OneBeacon’s common shareholders’ equity [ A / C]			15.0%

	Operating return on average adjusted OneBeacon’s common shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L [ B / D]			6.8%

[1]    The components of the change in OCI/L and net unrealized investment gains and losses recognized during the years ended December 31, after tax, are as illustrated below:

Change in net unrealized investment gains and losses during the year ended December 31, 2008 [2]	$444.7
Tax effect on change in net unrealized investment gains and losses	(155.6)
Change in OCI/L during the year ended December 31, 2008, excluding the adjustment to adopt ASC 825 fair value election, after tax	25.5
Change through December 31, 2008	314.6
Change in net unrealized investment gains and losses during the year ended December 31, 2009 [2]	(269.1)
Tax effect on change in net unrealized investment gains and losses	94.2
Change in OCI/L during the year ended December 31, 2009, after tax	(18.8)
Change through December 31, 2009	$120.9

[2]Change in net unrealized investment gains and losses is a component of net realized and unrealized investment (losses) gains as presented in the Company’s Statements of Operations and Comprehensive Income.

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2009	Jun 30, 2010
Numerator:
OneBeacon’s common shareholders’ equity	$1,429.0	$1,392.9

Denominator:
Common shares outstanding	95.1	94.7

Book value per share	$15.03	$14.71

Book value per share, including dividends [1]		$15.13

[1] Includes dividends of $0.42 per share (a quarterly dividend of $0.21 per share).

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2009	Jun 30, 2010
Debt (including current portion):
Senior notes [1]	$606.5	$419.5
Other debt [2]	14.0	—
Total debt	620.5	419.5

OneBeacon’s common shareholders’ equity	1,429.0	1,392.9

Total capitalization	$2,049.5	$1,812.4

Ratio of debt to total capital	30.3%	23.1%

[1] In Q2 2010, OneBeacon Holdings, Inc. (OBH) repurchased and retired $156.4 million of the Senior Notes under a cash tender offer. In Q2 2010, OBH repurchased and retired $18.2 million of the Senior Notes. In Q1 2010, OneBeacon Insurance Company purchased $1.1 million of the Senior Notes and OBH repurchased and retired $11.5 million of the Senior Notes.

[2] In Q1 2010, the Company repaid the $14.0 million outstanding balance on the Atlantic Mutual Note in its entirety.

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

		Twelve Months Ended
		Dec 31,	Jun 30,
		2009	2010

	Pre-tax income	$456.9	$248.8
	Less:
	Net realized and unrealized investment gains	(248.6)	(155.1)
	Interest expense on debt	39.7	35.7
[A]	Pre-tax operating income before interest expense on debt	$248.0	$129.4

[B]	Interest expense on debt	$39.7	$35.7

	Interest coverage [A/B]	6.2x	3.6x

OneBeacon Insurance Group, Ltd.

Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change

Net written premiums	$497.9	$503.9	$435.5	$371.5	$343.9	-31%	$967.3	$715.4	-26%

Earned premiums	490.2	492.8	488.7	453.2	428.3	-13%	978.0	881.5	-10%
Net investment income	36.3	35.6	33.9	29.0	25.6	-29%	57.9	54.6	-6%
Net realized and unrealized investment gains (losses)	127.3	118.1	11.2	43.4	(13.8)	-111%	121.4	29.6	-76%
Net other revenues (expenses)	(0.3)	5.1	28.9	7.4	8.4	NM	7.0	15.8	126%
Total revenues	653.5	651.6	562.7	533.0	448.5	-31%	1,164.3	981.5	-16%

Loss and LAE
Current year	293.5	318.9	290.1	339.7	280.2	-5%	596.3	619.9	4%
Prior year	(17.8)	(20.7)	(30.1)	(6.0)	(18.3)	3%	(32.6)	(24.3)	-26%
Total loss and LAE	275.7	298.2	260.0	333.7	261.9	-5%	563.7	595.6	6%

Policy acquisition expenses	97.0	101.4	104.0	101.4	95.2	-2%	192.9	196.6	2%
Other underwriting expenses	84.3	79.4	93.6	74.2	58.5	-31%	157.0	132.7	-15%
General and administrative expenses	4.6	4.2	4.1	4.7	4.7	2%	8.6	9.4	9%
Interest expense on debt	0.4	0.2	0.1	0.1	—	-100%	1.2	0.1	-92%
Total expenses	462.0	483.4	461.8	514.1	420.3	-9%	923.4	934.4	1%

Pre-tax income	$191.5	$168.2	$100.9	$18.9	$28.2	-85%	$240.9	$47.1	-80%

OneBeacon Insurance Group, Ltd.

Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change

Net written premiums	$497.9	$503.9	$435.5	$371.5	$343.9	-31%	$967.3	$715.4	-26%
Earned premiums	490.2	492.8	488.7	453.2	428.3	-13%	978.0	881.5	-10%

Loss and LAE
Current year	293.5	318.9	290.1	339.7	280.2	-5%	596.3	619.9	4%
Prior year	(17.8)	(20.7)	(30.1)	(6.0)	(18.3)	3%	(32.6)	(24.3)	-26%
Total loss and LAE	275.7	298.2	260.0	333.7	261.9	-5%	563.7	595.6	6%

Policy acquisition expenses	97.0	101.4	104.0	101.4	95.2	-2%	192.9	196.6	2%
Other underwriting expenses	84.3	79.4	93.6	74.2	58.5	-31%	157.0	132.7	-15%
Total expenses	181.3	180.8	197.6	175.6	153.7	-15%	349.9	329.3	-6%

Underwriting income / (loss)	$33.2	$13.8	$31.1	$(56.1)	$12.7	-62%	$64.4	$(43.4)	-167%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	59.1%	61.1%	59.4%	65.1%	63.1%	(4.0)	60.4%	64.2%	(3.8)
Cat loss and LAE incurred CAY	0.7%	3.6%	0.0%	9.8%	2.3%	(1.6)	0.6%	6.1%	(5.5)
Total loss and LAE CAY	59.8%	64.7%	59.4%	74.9%	65.4%	(5.6)	61.0%	70.3%	(9.3)
Prior year:
Non-cat loss and LAE incurred PAY	-3.5%	-3.1%	-6.0%	-1.2%	-4.3%	0.8	-3.1%	-2.7%	(0.4)
Cat loss and LAE incurred PAY	-0.1%	-1.1%	-0.2%	-0.1%	0.0%	(0.1)	-0.3%	0.0%	(0.3)
Total loss and LAE PAY	-3.6%	-4.2%	-6.2%	-1.3%	-4.3%	0.7	-3.4%	-2.7%	(0.7)
Total loss and LAE	56.2%	60.5%	53.2%	73.6%	61.1%	(4.9)	57.6%	67.6%	(10.0)

Policy acquisition expenses	19.8%	20.6%	21.3%	22.4%	22.2%	(2.4)	19.7%	22.3%	(2.6)
Other underwriting expenses	17.2%	16.1%	19.1%	16.4%	13.7%	3.5	16.1%	15.0%	1.1
Total expenses	37.0%	36.7%	40.4%	38.8%	35.9%	1.1	35.8%	37.3%	(1.5)

GAAP combined ratio	93.2%	97.2%	93.6%	112.4%	97.0%	(3.8)	93.4%	104.9%	(11.5)

Combined ratio before catastrophes	92.6%	94.7%	93.8%	102.7%	94.7%	(2.1)	93.1%	98.8%	(5.7)

Combined ratio before catastrophes and prior year development	96.1%	97.8%	99.8%	103.9%	99.0%	(2.9)	96.2%	101.5%	(5.3)

Long-term incentive compensation (LTIP) expense	2.5%	2.1%	3.3%	2.6%	0.9%	1.6	1.5%	1.8%	(0.3)

Combined ratio before catastrophes, prior year development and LTIP expense	93.6%	95.7%	96.5%	101.3%	98.1%	(4.5)	94.7%	99.7%	(5.0)

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Six Months Ended June 30, 2010

($ in millions)

	Specialty	Personal		Insurance
	Lines	Lines	Run-off	Operations

Net written premiums	$498.1	$225.0	$(7.7)	$715.4
Earned premiums	477.1	241.2	163.2	881.5

Loss and LAE
Current year	290.3	185.3	144.3	619.9
Prior year	(11.3)	(1.3)	(11.7)	(24.3)
Total loss and LAE	279.0	184.0	132.6	595.6

Policy acquisition expenses	107.0	43.9	45.7	196.6
Other underwriting expenses	76.0	35.3	21.4	132.7
Total expenses	183.0	79.2	67.1	329.3

Underwriting income / (loss)	$15.1	$(22.0)	$(36.5)	$(43.4)

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	56.6%	71.1%	76.2%	64.2%
Cat loss and LAE incurred CAY	4.3%	5.7%	12.2%	6.1%
Total loss and LAE CAY	60.9%	76.8%	88.4%	70.3%
Prior year
Non-cat loss and LAE incurred PAY	-2.4%	-0.6%	-6.9%	-2.7%
Cat loss and LAE incurred PAY	0.0%	0.0%	-0.3%	0.0%
Total loss and LAE PAY	-2.4%	-0.6%	-7.2%	-2.7%
Total loss and LAE	58.5%	76.2%	81.2%	67.6%

Policy acquisition expenses	22.4%	18.2%	28.0%	22.3%
Other underwriting expenses	16.0%	14.6%	13.1%	15.0%
Total expenses	38.4%	32.8%	41.1%	37.3%

GAAP combined ratio	96.9%	109.0%	122.3%	104.9%

Combined ratio before catastrophes	92.6%	103.3%	110.4%	98.8%

Combined ratio before catastrophes and prior year development	95.0%	103.9%	117.3%	101.5%

Long-term incentive compensation (LTIP) expense	1.9%	1.3%	2.2%	1.8%

Combined ratio before catastrophes, prior year development and LTIP expense	93.1%	102.6%	115.1%	99.7%

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Three Months Ended June 30, 2010

($ in millions)

	Specialty	Personal		Insurance
	Lines	Lines	Run-off	Operations

Net written premiums	$237.8	$113.5	$(7.4)	$343.9
Earned premiums	241.2	118.4	68.7	428.3

Loss and LAE
Current year	151.3	81.0	47.9	280.2
Prior year	(7.6)	(1.7)	(9.0)	(18.3)
Total loss and LAE	143.7	79.3	38.9	261.9

Policy acquisition expenses	54.8	20.2	20.2	95.2
Other underwriting expenses	35.0	15.5	8.0	58.5
Total expenses	89.8	35.7	28.2	153.7

Underwriting income	$7.7	$3.4	$1.6	$12.7

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	58.5%	67.3%	72.0%	63.1%
Cat loss and LAE incurred CAY	4.2%	1.1%	-2.2%	2.3%
Total loss and LAE CAY	62.7%	68.4%	69.8%	65.4%
Prior year
Non-cat loss and LAE incurred PAY	-3.1%	-1.6%	-13.5%	-4.3%
Cat loss and LAE incurred PAY	-0.1%	0.1%	0.4%	0.0%
Total loss and LAE PAY	-3.2%	-1.5%	-13.1%	-4.3%
Total loss and LAE	59.5%	66.9%	56.7%	61.1%

Policy acquisition expenses	22.7%	17.1%	29.3%	22.2%
Other underwriting expenses	14.5%	13.1%	11.7%	13.7%
Total expenses	37.2%	30.2%	41.0%	35.9%

GAAP combined ratio	96.7%	97.1%	97.7%	97.0%

Combined ratio before catastrophes	92.6%	95.9%	99.5%	94.7%

Combined ratio before catastrophes and prior year development	95.7%	97.5%	113.0%	99.0%

Long-term incentive compensation (LTIP) expense	1.2%	0.8%	0.0%	0.9%

Combined ratio before catastrophes, prior year development and LTIP expense	94.5%	96.7%	113.0%	98.1%

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change

Net written premiums	$233.6	$260.9	$222.2	$260.3	$237.8	2%	$463.1	$498.1	8%
Earned premiums	224.3	233.9	244.0	235.9	241.2	8%	440.0	477.1	8%

Loss and LAE
Current year	119.0	139.1	125.9	139.0	151.3	27%	222.3	290.3	31%
Prior year	(16.7)	(16.2)	(18.2)	(3.7)	(7.6)	-54%	(50.0)	(11.3)	-77%
Total loss and LAE	102.3	122.9	107.7	135.3	143.7	40%	172.3	279.0	62%

Policy acquisition expenses	48.8	54.9	59.1	52.2	54.8	12%	98.0	107.0	9%
Other underwriting expenses	38.3	36.3	43.0	41.0	35.0	-9%	72.1	76.0	5%
Total expenses	87.1	91.2	102.1	93.2	89.8	3%	170.1	183.0	8%

Underwriting income	$34.9	$19.8	$34.2	$7.4	$7.7	-78%	$97.6	$15.1	-85%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	51.9%	54.9%	51.5%	54.5%	58.5%	(6.6)	49.6%	56.6%	(7.0)
Cat loss and LAE incurred CAY	1.1%	4.6%	0.1%	4.4%	4.2%	(3.1)	0.8%	4.3%	(3.5)
Total loss and LAE CAY	53.0%	59.5%	51.6%	58.9%	62.7%	(9.7)	50.4%	60.9%	(10.5)
Prior year
Non-cat loss and LAE incurred PAY	-7.1%	-5.8%	-7.4%	-1.7%	-3.1%	(4.0)	-10.7%	-2.4%	(8.3)
Cat loss and LAE incurred PAY	-0.3%	-1.1%	-0.1%	0.2%	-0.1%	(0.2)	-0.7%	0.0%	(0.7)
Total loss and LAE PAY	-7.4%	-6.9%	-7.5%	-1.5%	-3.2%	(4.2)	-11.4%	-2.4%	(9.0)
Total loss and LAE	45.6%	52.6%	44.1%	57.4%	59.5%	(13.9)	39.0%	58.5%	(19.5)

Policy acquisition expenses	21.8%	23.5%	24.2%	22.1%	22.7%	(0.9)	22.3%	22.4%	(0.1)
Other underwriting expenses	17.1%	15.6%	17.6%	17.4%	14.5%	2.6	16.4%	16.0%	0.4
Total expenses	38.9%	39.1%	41.8%	39.5%	37.2%	1.7	38.7%	38.4%	0.3

GAAP combined ratio	84.5%	91.7%	85.9%	96.9%	96.7%	(12.2)	77.7%	96.9%	(19.2)

Combined ratio before catastrophes	83.7%	88.2%	85.9%	92.3%	92.6%	(8.9)	77.6%	92.6%	(15.0)

Combined ratio before catastrophes and prior year development	90.8%	94.0%	93.3%	94.0%	95.7%	(4.9)	88.3%	95.0%	(6.7)

Long-term incentive compensation (LTIP) expense	2.8%	2.1%	3.0%	2.5%	1.2%	1.6	1.8%	1.9%	(0.1)

Combined ratio before catastrophes, prior year development and LTIP expense	88.0%	91.9%	90.3%	91.5%	94.5%	(6.5)	86.5%	93.1%	(6.6)

[1] Specialty lines now includes Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine segmented commercial businesses which were formerly reported in commercial lines. Prior periods have been reclassified to conform to the current presentation.

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change
Net written premiums

OBPI	$54.2	$62.2	$72.0	$107.5	$51.3	-5%	$132.7	$158.8	20%
IMU	42.4	33.8	26.5	29.7	42.7	1%	75.2	72.4	-4%
Collector Cars and Boats	46.4	42.1	28.3	29.5	48.9	5%	74.4	78.4	5%
Other Specialty [1]	90.6	122.8	95.4	93.6	94.9	5%	180.8	188.5	4%
Total	$233.6	$260.9	$222.2	$260.3	$237.8	2%	$463.1	$498.1	8%

Earned premiums

OBPI	$62.4	$66.4	$71.8	$70.8	$71.0	14%	$122.0	$141.8	16%
IMU	35.5	36.5	35.4	32.5	32.6	-8%	73.6	65.1	-12%
Collector Cars and Boats	34.7	35.8	36.0	35.7	36.8	6%	65.2	72.5	11%
Other Specialty [1]	91.7	95.2	100.8	96.9	100.8	10%	179.2	197.7	10%
Total	$224.3	$233.9	$244.0	$235.9	$241.2	8%	$440.0	$477.1	8%

[1] Other Specialty includes Entertainment Brokers International Services, Specialty Accident and Health, OneBeacon Government Risks, OneBeacon Energy Group, A.W.G. Dewar (tuition refund), Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine.

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change
Net written premiums	$137.9	$128.3	$110.8	$111.5	$113.5	-18%	$269.6	$225.0	-17%
Earned premiums	146.1	140.5	131.1	122.8	118.4	-19%	296.3	241.2	-19%

Loss and LAE
Current year	91.3	97.8	91.2	104.3	81.0	-11%	197.0	185.3	-6%
Prior year	6.0	(1.0)	10.0	0.4	(1.7)	-128%	34.5	(1.3)	-104%
Total loss and LAE	97.3	96.8	101.2	104.7	79.3	-18%	231.5	184.0	-21%

Policy acquisition expenses	25.4	24.0	22.3	23.7	20.2	-20%	48.2	43.9	-9%
Other underwriting expenses	22.1	21.6	20.5	19.8	15.5	-30%	41.0	35.3	-14%
Total expenses	47.5	45.6	42.8	43.5	35.7	-25%	89.2	79.2	-11%

Underwriting income / (loss)	$1.3	$(1.9)	$(12.9)	$(25.4)	$3.4	161%	$(24.4)	$(22.0)	-10%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	62.5%	69.3%	69.5%	74.8%	67.3%	(4.8)	66.4%	71.1%	(4.7)
Cat loss and LAE incurred CAY	0.0%	0.3%	0.1%	10.2%	1.1%	(1.1)	0.0%	5.7%	(5.7)
Total loss and LAE CAY	62.5%	69.6%	69.6%	85.0%	68.4%	(5.9)	66.4%	76.8%	(10.4)
Prior year
Non-cat loss and LAE incurred PAY	4.1%	-0.1%	8.0%	0.4%	-1.6%	5.7	11.6%	-0.6%	12.2
Cat loss and LAE incurred PAY	0.0%	-0.6%	-0.3%	0.0%	0.1%	(0.1)	0.0%	0.0%	—
Total loss and LAE PAY	4.1%	-0.7%	7.7%	0.4%	-1.5%	5.6	11.6%	-0.6%	12.2
Total loss and LAE	66.6%	68.9%	77.3%	85.4%	66.9%	(0.3)	78.0%	76.2%	1.8

Policy acquisition expenses	17.4%	17.1%	17.0%	19.3%	17.1%	0.3	16.3%	18.2%	(1.9)
Other underwriting expenses	15.1%	15.4%	15.7%	16.1%	13.1%	2.0	13.9%	14.6%	(0.7)
Total expenses	32.5%	32.5%	32.7%	35.4%	30.2%	2.3	30.2%	32.8%	(2.6)

GAAP combined ratio	99.1%	101.4%	110.0%	120.8%	97.1%	2.0	108.2%	109.0%	(0.8)

Combined ratio before catastrophes	99.1%	101.7%	110.2%	110.6%	95.9%	3.2	108.2%	103.3%	4.9

Combined ratio before catastrophes and prior year development	95.0%	101.8%	102.2%	110.2%	97.5%	(2.5)	96.6%	103.9%	(7.3)

Long-term incentive compensation (LTIP) expense	1.1%	1.5%	2.2%	1.5%	0.8%	0.3	0.7%	1.3%	(0.6)

Combined ratio before catastrophes, prior year development and LTIP expense	93.9%	100.3%	100.0%	108.7%	96.7%	(2.8)	95.9%	102.6%	(6.7)

OneBeacon Insurance Group, Ltd.

Personal Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change
Net written premiums

Traditional personal lines excluding reciprocals	$62.3	$59.0	$49.7	$46.6	$47.5	-24%	$116.8	$94.1	-19%
Reciprocals	53.4	50.2	44.3	42.1	47.5	-11%	99.9	89.6	-10%
Sub-total traditional personal lines	115.7	109.2	94.0	88.7	95.0	-18%	216.7	183.7	-15%
AutoOne	22.1	19.2	16.9	22.9	18.4	-17%	52.8	41.3	-22%
Total [1]	$137.9	$128.3	$110.8	$111.5	$113.5	-18%	$269.6	$225.0	-17%

Earned premiums

Traditional personal lines excluding reciprocals	$67.7	$63.4	$59.2	$54.1	$53.1	-22%	$137.6	$107.2	-22%
Reciprocals	52.1	53.2	50.4	47.0	46.5	-11%	103.4	93.5	-10%
Sub-total traditional personal lines	119.8	116.6	109.6	101.1	99.6	-17%	241.0	200.7	-17%
AutoOne	26.5	24.2	21.7	21.8	18.8	-29%	56.0	40.6	-28%
Total [1]	$146.1	$140.5	$131.1	$122.8	$118.4	-19%	$296.3	$241.2	-19%

[1] Includes income statement elimination between traditional personal lines and AutoOne.

OneBeacon Insurance Group, Ltd.

Run-off - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
	2009	2009	2009	2010	2010	% Change	2009	2010	% Change

Net written premiums	$126.4	$114.7	$102.5	$(0.3)	$(7.4)	-106%	$234.6	$(7.7)	-103%
Earned premiums	119.8	118.4	113.6	94.5	68.7	-43%	241.7	163.2	-32%

Loss and LAE
Current year	83.4	81.9	73.0	96.4	47.9	-43%	177.2	144.3	-19%
Prior year	(7.2)	(3.5)	(21.9)	(2.7)	(9.0)	24%	(17.2)	(11.7)	-32%
Total loss and LAE	76.2	78.4	51.1	93.7	38.9	-49%	160.0	132.6	-17%

Policy acquisition expenses	22.8	22.5	22.6	25.5	20.2	-11%	46.7	45.7	-2%
Other underwriting expenses	23.7	21.5	30.1	13.4	8.0	-66%	43.8	21.4	-51%
Total expenses	46.5	44.0	52.7	38.9	28.2	-39%	90.5	67.1	-26%

Underwriting (loss) / income	$(2.9)	$(4.0)	$9.8	$(38.1)	$1.6	-154%	$(8.8)	$(36.5)	NM

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	68.8%	64.0%	64.3%	79.3%	72.0%	(3.2)	72.3%	76.2%	(3.9)
Cat loss and LAE incurred CAY	0.8%	5.3%	-0.1%	22.7%	-2.2%	3.0	1.0%	12.2%	(11.2)
Total loss and LAE CAY	69.6%	69.3%	64.2%	102.0%	69.8%	(0.2)	73.3%	88.4%	(15.1)
Prior year
Non-cat loss and LAE incurred PAY	-6.1%	-1.2%	-19.1%	-2.1%	-13.5%	7.4	-7.2%	-6.9%	(0.3)
Cat loss and LAE incurred PAY	0.2%	-1.8%	-0.2%	-0.8%	0.4%	(0.2)	0.1%	-0.3%	0.4
Total loss and LAE PAY	-5.9%	-3.0%	-19.3%	-2.9%	-13.1%	7.2	-7.1%	-7.2%	0.1
Total loss and LAE	63.7%	66.3%	44.9%	99.1%	56.7%	7.0	66.2%	81.2%	(15.0)

Policy acquisition expenses	19.0%	19.0%	19.8%	27.0%	29.3%	(10.3)	19.3%	28.0%	(8.7)
Other underwriting expenses	19.8%	18.1%	26.4%	14.2%	11.7%	8.1	18.2%	13.1%	5.1
Total expenses	38.8%	37.1%	46.2%	41.2%	41.0%	(2.2)	37.5%	41.1%	(3.6)

GAAP combined ratio	102.5%	103.4%	91.1%	140.3%	97.7%	4.8	103.7%	122.3%	(18.6)

Combined ratio before catastrophes	101.5%	99.9%	91.4%	118.4%	99.5%	2.0	102.6%	110.4%	(7.8)

Combined ratio before catastrophes and prior year development	107.6%	101.1%	110.5%	120.5%	113.0%	(5.4)	109.8%	117.3%	(7.5)

Long-term incentive compensation (LTIP) expense	3.7%	2.9%	5.3%	4.4%	0.0%	3.7	2.0%	2.2%	(0.2)

Combined ratio before catastrophes, prior year development and LTIP expense	103.9%	98.2%	105.2%	116.1%	113.0%	(9.1)	107.8%	115.1%	(7.3)

[1] Run-off now includes non-specialty commercial lines business subject to the renewal rights agreement with The Hanover and other run-off business. Prior periods have been reclassified to conform to the current presentation.

OneBeacon Insurance Group, Ltd.

Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

	Three months ended				Six months ended				Twelve months ended
	Jun 30,		Jun 30,		Jun 30,		Jun 30,		Dec 31,
	2009		2010		2009		2010		2009
Gross beginning loss and LAE reserves	$4,416.7		$4,178.3		$4,504.5		$4,125.3		$4,504.5
Less beginning reinsurance recoverable on unpaid	(2,642.4)		(2,387.8)		(2,708.4)		(2,383.4)		(2,708.4)
Net loss and LAE reserves	1,774.3		1,790.5		1,796.1		1,741.9		1,796.1

Loss and LAE incurred:
Current accident year	293.5		280.2		596.3		619.9		1,205.3
Prior accident year	(17.8)		(18.3)		(32.6)		(24.3)		(83.4)
Total incurred losses	275.7		261.9		563.7		595.6		1,121.9

Loss and LAE paid:
Current accident year	(113.0)		(132.9)		(189.3)		(205.9)		(499.3)
Prior accident year	(175.0)		(180.0)		(408.5)		(392.1)		(676.8)
Total paid losses	(288.0)		(312.9)		(597.8)		(598.0)		(1,176.1)
Net loss and LAE reserves	1,762.0		1,739.5		1,762.0		1,739.5		1,741.9
Net loss and LAE reserves reclassed to held for sale [1]	—		(231.0)		—		(231.0)		—
Net ending loss and LAE reserve	1,762.0		1,508.5		1,762.0		1,508.5		1,741.9
Plus ending reinsurance recoverable on unpaid	2,499.0		2,284.2		2,499.0		2,284.2		2,383.4
Gross ending loss and LAE reserves	$4,261.0		$3,792.7		$4,261.0		$3,792.7		$4,125.3

Earned premiums	$490.2		$428.3		$978.0		$881.5		$1,959.5
Calendar year loss and LAE paid ratio	58.8%		73.1%		61.1%		67.8%		60.0%
Calendar year loss and LAE incurred ratio	56.2%		61.1%		57.6%		67.6%		57.3%
Prior accident year development	(3.6	) pts	(4.3	) pts	(3.4	) pts	(2.7	) pts	(4.3	) pts
Current accident year loss and LAE paid to incurred ratio	38.5%		47.4%		31.8%		33.2%		41.4%

[1]  In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the Personal Lines Transaction are required to be presented separately in the June 30, 2010 consolidated balance sheet. Assets and liabilities reclassified as “held for sale” exclude the personal lines business not directly written by companies included in the sale that will be reinsured pursuant to the Personal Lines Transaction.  Loss and LAE reseves of $248.7 million were reclassed to Liabilities held for sale offset by Reinsurance recoverables on unpaid losses of $17.7 million that were reclassed to Assets held for sale.

OneBeacon Insurance Group, Ltd.

Other Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,
	2009	2009	2009	2010	2010	2009	2010

Net investment (expense) income	$(0.2)	$(1.2)	$(0.8)	$(0.7)	$(0.6)	$0.1	$(1.3)
Net realized and unrealized investment gains (losses)	0.1	(0.5)	(1.7)	(1.0)	(0.6)	0.1	(1.6)
Net other revenues (expenses)	1.4	0.6	(0.4)	(0.9)	(10.7)	3.5	(11.6)
Total revenues	1.3	(1.1)	(2.9)	(2.6)	(11.9)	3.7	(14.5)

General and administrative expenses	1.9	2.7	3.1	3.0	2.1	3.4	5.1
Accretion of fair value adjustments to loss and LAE reserves	1.3	1.4	1.3	—	—	2.7	—
Interest expense on debt	9.7	8.9	9.5	9.0	7.9	19.8	16.9
Total expenses	12.9	13.0	13.9	12.0	10.0	25.9	22.0

Pre-tax loss	$(11.6)	$(14.1)	$(16.8)	$(14.6)	$(21.9)	$(22.2)	$(36.5)

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Results Pre-Tax

($ in millions)

	Three Months Ended					Year Over	Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Year 3 Mo	Jun 30,
Net investment income	2009	2009	2009	2010	2010	% Change	2009	2010	% Change

Fixed maturity investments	$35.7	$34.8	$32.7	$27.7	$24.3	-32%	$56.7	$52.0	-8%
Short-term investments	0.4	0.2	0.2	0.1	0.4	0%	2.0	0.5	-75%
Common equity securities	0.6	0.2	0.7	0.8	1.1	83%	1.0	1.9	90%
Convertible bonds	1.6	2.0	1.6	1.6	1.4	-13%	3.1	3.0	-3%
Other investments	0.7	0.2	—	0.4	0.2	-71%	1.0	0.6	-40%
Total investment income	39.0	37.4	35.2	30.6	27.4	-30%	63.8	58.0	-9%
Less investment expenses	2.9	3.0	2.1	2.3	2.4	-17%	5.8	4.7	-19%
Net investment income	$36.1	$34.4	$33.1	$28.3	$25.0	-31%	$58.0	$53.3	-8%

Net realized investment (losses) gains
Fixed maturity investments	$(5.5)	$13.4	$3.5	$24.4	$5.6	NM	$(23.7)	$30.0	NM
Short-term investments	—	—	0.1	—	—	0%	0.1	—	-100%
Common equity securities	6.6	1.4	0.1	0.3	1.3	-80%	(33.0)	1.6	-105%
Convertible bonds	1.1	(0.1)	10.6	4.1	6.4	NM	1.8	10.5	NM
Other investments	(10.8)	14.9	0.5	(2.4)	(0.5)	-95%	(10.1)	(2.9)	-71%
Net realized investment (losses) gains	$(8.6)	$29.6	$14.8	$26.4	$12.8	NM	$(64.9)	$39.2	-160%

Change in net unrealized gains (losses) on investments
Fixed maturity investments	$97.8	$66.9	$(12.7)	$(1.8)	$0.9	-99%	$131.5	$(0.9)	-101%
Short-term investments	(0.1)	—	—	—	—	-100%	(0.2)	—	-100%
Common equity securities	1.6	1.7	6.7	7.2	(11.8)	NM	10.7	(4.6)	-143%
Convertible bonds	9.1	26.3	(3.4)	2.1	(10.5)	NM	7.4	(8.4)	NM
Other investments	17.7	(10.3)	2.5	6.2	(2.5)	-114%	20.4	3.7	-82%
Change in net unrealized gains (losses) on investments	$126.1	$84.6	$(6.9)	$13.7	$(23.9)	-119%	$169.8	$(10.2)	-106%

Change in net unrealized foreign currency translation
Fixed maturity investments	$9.1	$3.0	$1.5	$2.6	$(2.7)	-130%	$15.5	$(0.1)	-101%
Short-term investments	0.8	0.3	0.2	(0.3)	(0.6)	-175%	1.0	(0.9)	-190%
Common equity securities	—	—	—	—	—	0%	0.1	—	-100%
Convertible bonds	—	0.1	(0.1)	—	—	0%	—	—	0%
Other investments	—	—	—	—	—	0%	—	—	0%
Change in net unrealized foreign currency translation	$9.9	$3.4	$1.6	$2.3	$(3.3)	-133%	$16.6	$(1.0)	-106%

Total investment return
Fixed maturity investments	$137.1	$118.1	$25.0	$52.9	$28.1	-80%	$180.0	$81.0	-55%
Short-term investments	1.1	0.5	0.5	(0.2)	(0.2)	-118%	2.9	(0.4)	-114%
Common equity securities	8.8	3.3	7.5	8.3	(9.4)	NM	(21.2)	(1.1)	-95%
Convertible bonds	11.8	28.3	8.7	7.8	(2.7)	-123%	12.3	5.1	-59%
Other investments	7.6	4.8	3.0	4.2	(2.8)	-137%	11.3	1.4	-88%
Total investment return	$166.4	$155.0	$44.7	$73.0	$13.0	-92%	$185.3	$86.0	-54%

Inflation adjustment included in net investment income	$2.6	$2.6	$0.9	$0.5	$1.2	-54%	$(4.6)	$1.7	-137%

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Returns

($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,
Average market value of investments	2009	2009	2009	2010	2010 [1]	2009	2010 [1]

Fixed maturity investments	$2,612.3	$2,770.4	$2,895.0	$2,664.0	$2,262.0	$2,453.2	$2,502.6
Short-term investments	677.8	641.8	637.5	806.6	1,064.8	772.6	891.4
Common equity securities	80.7	69.6	134.4	216.7	240.4	146.0	222.8
Convertible bonds	215.8	234.8	207.1	175.9	152.1	224.3	161.7
Other investments	189.3	177.8	156.2	153.3	169.9	191.7	162.0
Total average market value	$3,775.9	$3,894.4	$4,030.2	$4,016.5	$3,889.2	$3,787.8	$3,940.5

Investment returns
Fixed maturity investments	5.2%	4.3%	0.9%	2.0%	1.2%	7.3%	3.2%
Short-term investments	0.2%	0.1%	0.1%	0.0%	0.0%	0.4%	0.0%
Total fixed income	4.2%	3.5%	0.7%	1.5%	0.8%	5.7%	2.4%
Common equity securities	10.9%	4.7%	5.6%	3.8%	-3.9%	-14.5%	-0.5%
Convertible fixed maturities	5.5%	12.1%	4.2%	4.4%	-1.8%	5.5%	3.2%
Total common equity & convertible fixed maturity securities	6.9%	10.4%	4.7%	4.1%	-3.1%	-2.4%	1.0%
Other investments	4.0%	2.7%	1.9%	2.7%	-1.6%	5.9%	0.9%
Total common equity, convertible fixed maturity securities & other investments	5.8%	7.5%	3.9%	3.7%	-2.6%	0.4%	1.0%

Total return	4.4%	4.0%	1.1%	1.8%	0.3%	4.9%	2.2%

Average amortized cost of investments
Fixed maturity investments	$2,630.7	$2,700.5	$2,795.7	$2,569.3	$2,167.3	$2,502.6	$2,408.0
Short-term investments	676.8	640.3	635.7	804.9	1,063.6	771.8	889.9
Common equity securities	78.6	65.9	126.4	201.6	227.8	147.3	210.6
Convertible fixed maturities	226.7	227.9	188.9	158.6	139.0	236.2	147.5
Other investments	166.9	151.7	134.0	126.8	141.4	170.8	135.2
Total average amortized cost	$3,779.7	$3,786.3	$3,880.7	$3,861.2	$3,739.1	$3,828.7	$3,791.2

Investment yield
Fixed maturity investments	1.4%	1.3%	1.2%	1.1%	1.1%	2.3%	2.2%
Short-term investments	0.1%	0.0%	0.0%	0.0%	0.0%	0.3%	0.1%
Common equity securities	0.8%	0.3%	0.6%	0.4%	0.5%	0.7%	0.9%
Convertible fixed maturities	0.7%	0.9%	0.8%	1.0%	1.0%	1.3%	2.0%
Other investments	0.4%	0.1%	0.0%	0.3%	0.1%	0.6%	0.4%

Total investment yield	1.0%	1.0%	0.9%	0.8%	0.7%	1.7%	1.5%

[1]   For the three and six months ended June 30, 2010, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the Personal Lines Transaction which are required to be presented separately in the June 30, 2010 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets

($ in millions)

	Jun 30, 2009		Sep 30, 2009		Dec 31, 2009		Mar 31, 2010		Jun 30, 2010 [1]
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,745.2	72.8%	$2,795.7	69.6%	$2,994.3	74.0%	$2,344.5	58.8%	$2,179.6	57.6%
Short-term investments	553.0	14.7%	730.6	18.2%	544.4	13.5%	1,068.8	26.8%	1,061.0	28.0%
Common stock	58.0	1.5%	81.2	2.0%	187.6	4.7%	245.6	6.1%	235.2	6.2%
Convertible bonds	225.5	6.0%	244.0	6.1%	170.2	4.2%	170.9	4.3%	133.4	3.5%
Other investments	189.4	5.0%	166.2	4.1%	146.3	3.6%	160.5	4.0%	179.1	4.7%
Total investments, market value	$3,771.1	100.0%	$4,017.7	100.0%	$4,042.8	100.0%	$3,990.3	100.0%	$3,788.3	100.0%

Inflation indexed treasuries	$274.7	10.0%	$279.4	10.0%	$218.8	7.3%	$217.6	9.3%	$215.3	9.9%
Other U.S. government obligations	178.5	6.5%	221.6	7.9%	312.8	10.4%	203.6	8.7%	58.0	2.7%
Debt securities issued by industrial corporations	1,330.1	48.5%	1,291.5	46.2%	1,347.0	45.0%	958.2	40.8%	895.7	41.1%
Municipal obligations	5.2	0.2%	2.7	0.1%	2.6	0.1%	1.9	0.1%	1.9	0.1%
Asset-backed securities	870.0	31.7%	902.5	32.3%	1,014.9	33.9%	874.3	37.3%	909.8	41.7%
Foreign government obligations	20.5	0.7%	22.0	0.8%	26.7	0.9%	16.6	0.7%	20.1	0.9%
Preferred stocks	66.2	2.4%	76.0	2.7%	71.5	2.4%	72.3	3.1%	78.8	3.6%
Total fixed maturity investments, market value	$2,745.2	100.0%	$2,795.7	100.0%	$2,994.3	100.0%	$2,344.5	100.0%	$2,179.6	100.0%

Government bonds	$442.5	16.3%	$487.6	18.1%	$519.4	17.9%	$409.5	18.2%	$263.8	12.6%
AAA/Aaa	885.7	32.7%	863.2	32.2%	1,007.4	34.7%	834.7	37.1%	880.2	42.2%
AA/Aa	139.1	5.1%	97.6	3.6%	100.7	3.5%	52.0	2.3%	43.7	2.1%
A/A	457.4	16.9%	428.9	15.9%	390.8	13.5%	267.4	11.9%	269.8	12.9%
BBB/Baa	628.5	23.2%	661.7	24.6%	746.4	25.7%	580.9	25.8%	526.1	25.2%
Other/not rated	156.9	5.8%	151.8	5.6%	135.9	4.7%	104.6	4.7%	101.7	5.0%
Total fixed maturities, amortized cost	$2,710.1	100.0%	$2,690.8	100.0%	$2,900.6	100.0%	$2,249.1	100.0%	$2,085.3	100.0%

[1]   Invested assets as of June 30, 2010 represent assets held prior to the reclassification of assets being sold as part of the Personal Lines Transaction which are required to be presented separately in the June 30, 2010 consolidated balance sheet in accordance with generally accepted accounting principles.  Invested assets reclassified to “assets held for sale” includes $4.7 million of government bonds and $454.9 million of short-term investments.